UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2022

QUANTUM FINTECH ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-40009	85-3286402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4221 W. Boy Scout Blvd.,

Suite 300

Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (813) 257-9366

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock and one redeemable Warrant	QFTA.U	The New York Stock Exchange
Common Stock, par value $0.0001 per share	QFTA	The New York Stock Exchange
Warrants, each warrant exercisable for one-half of one share of Common Stock at an exercise price of $11.50	QFTA WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events.

As previously disclosed, on November 4, 2021, Quantum FinTech Acquisition Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) by and among the Company, TradeStation Group, Inc., a Florida corporation (“TradeStation”), and TSG Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of TradeStation (“Merger Sub”) pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as the surviving corporation and a wholly-owned subsidiary of TradeStation (the “Business Combination”).

In connection with the Business Combination, TradeStation has filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”), which included a proxy statement to be mailed to the Company’s stockholders in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination.

On March 7, 2022, TradeStation issued a press release announcing its monthly metrics for February 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

 Additional Information and Where to Find It

Company stockholders and other interested persons are advised to read the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto and the definitive proxy statement/prospectus in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination (the “Special Meeting”), because these documents will contain important information about the Company, TradeStation and the proposed Business Combination. When available, the definitive proxy statement/ prospectus will be mailed to Company stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting.

The Company’s stockholders may also obtain a copy of the proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Quantum FinTech Acquisition Corporation, 4221 W. Boy Scout Blvd., Suite 300, Tampa, FL 33607, Attention: Investor Relations or by email at IR@qftacorp.com.

Participants in Solicitation

The Company, TradeStation, and their respective directors and officers and certain investors may be deemed participants in the solicitation of proxies of the Company stockholders in connection with the proposed Business Combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s registration statement on Form S-1 (File No. 333-252226), which was declared effective by the SEC on February 4, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed Business Combination and other matters to be voted upon at its Special Meeting are set forth in the preliminary proxy statement/preliminary prospectus included in TradeStation’s registration statement on Form S-4 (333-261885), which was filed with the SEC on December 23, 2021. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of the Company and TradeStation and their respective affiliates from time to time may contain, a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this Current Report on Form 8-K or such oral statements, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning TradeStation’s and the Company’s expectations with respect to the future performance of the combined company, including whether this proposed Business Combination will generate returns for stockholders, the anticipated addressable market for the combined company, the satisfaction of the closing conditions to the Business Combination, and the timing of the completion of the Business Combination.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside TradeStation’s or the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed Business Combination contemplated thereby; (b) the inability to complete the proposed Business Combination, including due to the failure to obtain the requisite approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet the New York Stock Exchange’s listing standards following the consummation of the proposed Business Combination; (d) the failure of PIPE Investors to fund their commitments upon the closing of the proposed Business Combination; (e) the risk that the proposed Business Combination disrupts current plans and operations of TradeStation or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed Business Combination; (h) changes in applicable laws or regulations, including legal or regulatory developments which could result in the need for the Company to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of the Company’s securities and the attractiveness of the Business Combination to investors; (i) the possibility that TradeStation or the combined company may be adversely affected by other economic, business and/or competitive factors; and (j) other risks and uncertainties to be identified in the Registration Statement/proxy statement relating to the Business Combination, when available, and in other documents filed or to be filed with the SEC by the Company and TradeStation and available at the SEC’s website at www.sec.gov.

The Company and TradeStation caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither the Company nor TradeStation undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release, other than pursuant to applicable law.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K also shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

No Assurances

There can be no assurance that the proposed Business Combination will be completed, nor can there be any assurance, if the proposed Business Combination is completed, that the potential benefits of combining the companies will be realized.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of TradeStation dated March 7, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM FINTECH ACQUISITION CORPORATION

	By:	/s/ John Schaible
		Name:	John Schaible
		Title:	Chief Executive Officer

Dated: March 7, 2022

3

Exhibit 99.1

TradeStation Reports Brokerage Metrics for February 2022

PLANTATION, FL, March 7, 2022 – TradeStation Group, Inc. (“TradeStation”), the parent company of award-winning self-clearing online brokerages for trading stocks, ETFs, equity and index options, futures, futures options and cryptocurrencies, today reported certain monthly business metrics for February 2022:

●	209,291 Total Customer Accounts, 50.2% higher than prior year

●	19,750 Gross New Accounts, 85.3% higher than prior year

●	242,846 Daily Average Revenue Trades (DARTs), 15.6% lower than prior year

●	$11.6 billion Total Customer Assets, 14.8% higher than prior year

●	$2.9 billion of Total Customer Cash, 3.2% higher than prior year

Comparisons to the prior year mean a comparison of the month (or month-end, as applicable) of February 2022 to the month (or month-end, as applicable) of February 2021.

Total Customer Accounts is the number of customer brokerage accounts with a positive account balance at the end of the period presented.

Gross New Accounts is the total number of approved customer brokerage accounts funded during the period presented, and includes accounts funded during the period presented that were opened and approved (but not funded) in a prior period, as well as accounts that were opened and funded in a prior period, but then went to a zero balance and were subtracted from Total Customer Accounts, but then were again funded during the period presented.

Daily Average Revenue Trades (DARTs) means daily average revenue trades made by customers. A revenue trade means one completed customer equities, options, futures, or crypto trade, regardless of the number of shares, contracts, or units included in such trade, and includes trades completed under TradeStation’s “zero commission” plans (which are supported by payment-for-order-flow, or “PFOF,” revenue). Each “side” of a futures trade is counted as one revenue trade. Partial fills of an equities order on the same day are aggregated and counted as one revenue trade. DARTs are calculated by dividing the total number of revenue trades in the period presented by the total number of “Trading Days” in the period presented. A “Trading Day” means each day during the period presented that trading is open on NYSE and Nasdaq markets. A day on which such markets close early, such as the Friday after Thanksgiving, is counted as half a day. DARTs is a general indicator, as each of the asset classes TradeStation offers has a different fee structure and level of profitability.

Total Customer Assets is total cash and assets held in customer brokerage accounts at the end of the period presented.

Total Customer Cash is the aggregate cash held in customer brokerage accounts (equities and futures accounts – no cash is held in customer cryptocurrency accounts) at the end of the period presented.

Included in both Total Customer Accounts and Gross New Accounts are customer cryptocurrency accounts opened and funded through a marketing promotion that began December 20, 2021 in which TradeStation makes the initial account funding for the customer (BTC equal to $10.00). Cryptocurrency accounts opened under this promotion represented 12,541 of the 13,178 total gross new cryptocurrency accounts added in the month of February 2022. TradeStation intends to monitor and evaluate the success of this crypto account-opening promotion to decide if and how long it should be continued, or be continued on a modified or different basis, including by evaluating the extent to which these TradeStation-initially-funded cryptocurrency accounts receive additional deposits from, and account revenues generated by, these customers.

More information, including historical results for each of the above metrics, are attached.

About TradeStation Group, Inc.

TradeStation has, for decades, provided innovative fintech decision-support analysis and order-placement tools that support self-directed traders and investors in their journeys to claim their financial edge. TradeStation provides award-winning trading and analysis platforms and self-clearing online brokerage services for stocks, ETFs, equity and index options, commodity and financial futures, futures options, and cryptocurrencies. These trading platforms are accessible on desktop, Web and mobile, as well as via API technologies which seamlessly provide access to TradeStation’s brokerage environment through third-party platforms. TradeStation’s offerings also include deep and growing learning content designed to build confidence among those new to investing and hone the skills of seasoned traders.

TradeStation Securities, Inc. (Member NYSE, FINRA, SIPC, NSCC, DTC, OCC, NFA & CME) offers self-clearing equities, options, futures and futures options brokerage services as a licensed securities broker-dealer and futures commission merchant (FCM) and is a member of major equities and futures exchanges in the United States. TradeStation Crypto, Inc. offers self-clearing cryptocurrency brokerage services under federal and state money services business, money-transmitter and similar registrations and licenses. TradeStation Crypto, Inc. is not subject to NFA’s regulatory oversight and examinations.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, that reflect TradeStation’s current views with respect to, among other things, the future operations and financial performance of TradeStation. Forward-looking statements in this communication may be identified by the use of words such as “continue,” “intends,” and “should,” and similar terms and phrases. Forward-looking statements contained in this communication include TradeStation’s potential decisions regarding the success of marketing campaigns and approaches, including the success of its crypto account-opening/marketing promotion, and whether crypto customer accounts added through such promotion will provide further funding or deposits to, or trade in, such accounts. The forward-looking statements contained in this communication are based on the current expectations of TradeStation and its management and are subject to risks and uncertainties. No assurance can be given that future developments affecting TradeStation will be those that are anticipated. Actual results may differ materially from current expectations due to changes in global, regional or local economic, business, competitive, market, regulatory and other factors, risks and uncertainties, including those under the heading “Risk Factors” in publicly-available SEC filings made by TradeStation. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Factors that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them.

Proposed Business Combination

As previously announced, TradeStation Group, Inc. (the “Company”) and Quantum FinTech Acquisition Corporation (“Quantum”) have entered into agreements to effect a business combination (the “Business Combination”). This presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of the Company, Quantum, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be effected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the Business Combination or the accuracy or adequacy of this presentation.

In connection with the proposed Business Combination between the Company and Quantum, the Company has filed a registration statement on Form S-4 (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) that includes a proxy statement / prospectus relating to the offer of the securities to be issued to Quantum. Investors, security holders and other interested persons are advised to read the Registration Statement and proxy statement / prospectus and any amendments thereto, and other relevant documents that are filed with the SEC carefully and in their entirety because they will contain important information about the Company, Quantum and the proposed Business Combination. The definitive proxy statement / prospectus will be mailed to stockholders of Quantum as of a record date to be established for voting on the proposed Business Combination. Investors, security holders and other interested persons will also be able to obtain copies of the Registration Statement and other documents containing important information about the Business Combination and the parties to the Business Combination once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Quantum FinTech Acquisition Corp., 4221 W. Boy Scout Blvd., Suite 300, Tampa, FL 33607, Attention: Investor Relations or by email at IR@qftacorp.com.

Quantum and the Company, their respective directors and executive officers and certain investors may be considered participants in the solicitation of proxies with respect to the proposed Business Combination under the rules of the SEC. Information about the directors and executive officers of Quantum and their ownership is set forth in Quantum’s filings with the SEC, including its final prospectus relating to its initial public offering in February 2021, and the Registration Statement filed by the Company, which are available free of charge at the SEC’s website at www.sec.gov. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Quantum shareholders in connection with the proposed Business Combination, including the Company’s directors and executive officers and certain investors, will be contained in the Registration Statement for the Business Combination when available.

Contacts

Investors:

ir@tradestation.com

Media:

Madison Roberts

281-684-9857

madison.roberts@fleishman.com

Certain Business Metrics

Fiscal Year-Ended March 31, 2022 Business Metrics1

(Total Customer Assets and Total Customer Cash, in Millions)	Apr	Mar	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar
Trading Days[2]	21.0	20.0	22.0	21.0	22.0	21.0	21.0	20.5	22.0	20.0	19.0	23 .0
Total Customer Accounts[3]	150,319	153,885	156,961	158,612	160,532	162,751	165,811	170,597	178,863	195,969	209,291
Gross New Accounts[4]	8,176	7,380	6,737	5,596	5,564	5,663	6,528	8,701	12,183	21,052	19,750
Total Customer Assets[5]	10,842	10,746	11,359	11,179	11,780	11,269	12,393	12,344	12,286	11,505	11,605
Total Customer Cash[6]	2,924	2,889	2,886	2,892	2,915	2,883	2,937	2,915	2,984	2,962	2,909
DARTs[7]	217,317	213,286	213,008	202,925	197,460	209,704	210,529	231,653	202,857	239,227	242,846

[1]	TradeStation’s fiscal year is from April 1 through March 31.
[2]	A “Trading Day” means each day during the period presented that trading is open on NYSE and NASDAQ markets. A day on which such markets close early, such as the Friday after Thanksgiving, is counted as half a day.
[3]	“Total Customer Accounts” is the number of customer brokerage accounts with a positive account balance at the end of the period presented.
[4]	“Gross New Accounts” is the total number of approved customer brokerage accounts funded during the period presented, and includes accounts funded during the period presented that were opened and approved (but not funded) in a prior period, as well as accounts that were opened and funded in a prior period, but then went to a zero balance and were subtracted from Total Customer Accounts, but then were again funded during the period presented. Included in Gross New Accounts are customer cryptocurrency accounts opened and funded through a marketing promotion that began December 20, 2021 in which TradeStation makes the initial account funding for the customer (BTC equal to $10.00). Cryptocurrency accounts opened under this promotion represented 12,541 of the 13,178 total gross new cryptocurrency accounts added in the month of February 2022, and 30,941 of the 33,050 total gross new cryptocurrency accounts added during the period commencing December 20, 2021 and ending February 28, 2022. TradeStation intends to monitor and evaluate the success of this cryptocurrency account-opening promotion to decide if and how long it should be continued, or be continued on a modified or different basis, including by evaluating the extent to which these TradeStation-initially-funded crypto accounts receive additional deposits from, and account revenues generated by, these customers.
[5]	“Total Customer Assets” is total cash and assets held in customer brokerage accounts at the end of the period presented.
[6]	“Total Customer Cash” is the aggregate cash held in customer brokerage accounts (equities and futures accounts – no cash is held in customer cryptocurrency accounts) at the end of the period presented.
[7]	“DARTs” means daily average revenue trades made by our customers. A revenue trade means one completed customer equities, options, futures, or crypto trade, regardless of the number of shares, contracts, or units included in such trade, and includes trades completed under TradeStation’s “zero commission” plans (which are supported by payment-for-order-flow, or “PFOF,” revenue). Each “side” of a futures trade is counted as one revenue trade. Partial fills of an equities order on the same day are aggregated and counted as one revenue trade. DARTs are calculated by dividing the total number of revenue trades in the period presented by the total number of Trading Days in the period presented. DARTs is a general indicator, as each of the asset classes TradeStation offers has a different fee structure and level of profitability.

Certain Business Metrics

Fiscal Year-Ended March 31, 2021 Business Metrics1

(Total Customer Assets and Total Customer Cash, in Millions)	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar
Trading Days[2]	21.0	20.0	22.0	22.0	21.0	21.0	22.0	19.5	21.5	19.0	19.0	23 .0
Total Customer Accounts[3]	111,317	114,289	118,219	119,222	122,843	126,078	128,428	128,641	131,431	135,402	139,354	145,887
Gross New Accounts[4]	6,435	5,933	6,446	5,544	6,371	5,952	5,198	4,589	5,360	6,615	10,658	9,988
Total Customer Assets[5]	6,028	6,303	6,702	7,264	7,895	7,826	7,738	8,722	9,259	9,856	10,106	10, 336
Total Customer Cash[6]	2,157	2,169	2,235	2,365	2,457	2,405	2,437	2,552	2,641	2,796	2,820	2,795
DARTs[7]	176,967	178,577	201,831	199,988	202,220	255,006	231,096	249,533	237,796	273,166	287,875	271,075

[1]	TradeStation’s fiscal year is from April 1 through March 31.
[2]	A “Trading Day” means each day during the period presented that trading is open on NYSE and NASDAQ markets. A day on which such markets close early, such as the Friday after Thanksgiving, is counted as half a day.
[3]	“Total Customer Accounts” is the number of customer brokerage accounts with a positive account balance at the end of the period presented.
[4]	“Gross New Accounts” is the total number of approved customer brokerage accounts funded during the period presented, and includes accounts funded during the period presented that were opened and approved (but not funded) in a prior period, as well as accounts that were opened and funded in a prior period, but then went to a zero balance and were subtracted from Total Customer Accounts, but then were again funded during the period presented.
[5]	“Total Customer Assets” is total cash and assets held in customer brokerage accounts at the end of the period presented.
[6]	“Total Customer Cash” is the aggregate cash held in customer brokerage accounts (equities and futures accounts – no cash is held in customer cryptocurrency accounts) at the end of the period presented.
[7]	“DARTs” means daily average revenue trades made by our customers. A revenue trade means one completed customer equities, options, futures, or crypto trade, regardless of the number of shares, contracts, or units included in such trade, and includes trades completed under TradeStation’s “zero commission” plans (which are supported by payment-for-order-flow, or “PFOF,” revenue). Each “side” of a futures trade is counted as one revenue trade. Partial fills of an equities order on the same day are aggregated and counted as one revenue trade. DARTs are calculated by dividing the total number of revenue trades in the period presented by the total number of Trading Days in the period presented. DARTs is a general indicator, as each of the asset classes TradeStation offers has a different fee structure and level of profitability.

Certain Business Metrics

Fiscal Year-Ended March 31, 2020 Business Metrics1

(Total Customer Assets and Total Customer Cash, in Millions)	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar
Trading Days[2]	21.0	22.0	20.0	21.5	22.0	20.0	23.0	19.5	20.5	21.0	19.0	22.0
Total Customer Accounts[3]	98,054	98,706	99,826	101,362	102,932	103,792	104,138	102,654	102,601	103,425	104,128	107,692
Gross New Accounts[4]	2,880	2,751	2,643	3,096	3,137	2,401	2,460	2,129	2,250	3,080	3,094	5,622
Total Customer Assets[5]	5,627	5,355	5,556	5,622	5,647	5,627	5,693	5,843	5,969	6,005	5,735	5,420
Total Customer Cash[6]	2,093	2,034	2,084	2,079	2,090	2,122	2,075	2,049	2,090	2,107	2,077	2,089
DARTs[7]	69,696	88,938	80,292	79,185	96,844	84,991	82,924	80,059	76,830	105,140	131,609	182,978

[1]	TradeStation’s fiscal year is from April 1 through March 31.
[2]	A “Trading Day” means each day during the period presented that trading is open on NYSE and NASDAQ markets. A day on which such markets close early, such as the Friday after Thanksgiving, is counted as half a day.
[3]	“Total Customer Accounts” is the number of customer brokerage accounts with a positive account balance at the end of the period presented.
[4]	“Gross New Accounts” is the total number of approved customer brokerage accounts funded during the period presented, and includes accounts funded during the period presented that were opened and approved (but not funded) in a prior period, as well as accounts that were opened and funded in a prior period, but then went to a zero balance and were subtracted from Total Customer Accounts, but then were again funded during the period presented.
[5]	“Total Customer Assets” is total cash and assets held in customer brokerage accounts at the end of the period presented.
[6]	“Total Customer Cash” is the aggregate cash held in customer brokerage accounts (equities and futures accounts – no cash is held in customer cryptocurrency accounts) at the end of the period presented.
[7]	“DARTs” means daily average revenue trades made by our customers. A revenue trade means one completed customer equities, options, futures, or crypto trade, regardless of the number of shares, contracts, or units included in such trade, and includes trades completed under TradeStation’s “zero commission” plans (which are supported by payment-for-order-flow, or “PFOF,” revenue). Each “side” of a futures trade is counted as one revenue trade. Partial fills of an equities order on the same day are aggregated and counted as one revenue trade. DARTs are calculated by dividing the total number of revenue trades in the period presented by the total number of Trading Days in the period presented. DARTs is a general indicator, as each of the asset classes TradeStation offers has a different fee structure and level of profitability.

Certain Business Metrics

Fiscal Year-Ended March 31, 2019 Business Metrics1

(Total Customer Assets and Total Customer Cash, in Millions)	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar
Trading Days[2]	21.0	22.0	21.0	20.5	23.0	19.0	23.0	20.5	18.5	21.0	19.0	21.0
Total Customer Accounts[3]	82,589	84,191	85,396	86,879	88,494	89,850	91,597	91,959	92,878	94,449	95,559	96,972
Gross New Accounts[4]	2,756	3,051	2,531	2,770	2,955	2,642	3,110	2,529	2,415	2,987	2,657	2,930
Total Customer Assets[5]	5,220	5,417	5,470	5,557	5,786	5,759	5,457	5,476	5,101	5,422	5,486	5,534
Total Customer cash[6]	2,033	2,022	2,051	2,050	2,071	2,048	2,089	2,072	2,054	2,096	2,095	2,067
DARTs[7]	83,823	75,877	74,042	69,362	66,006	73,356	92,082	85,860	92,583	81,248	74,217	80,129

[1]	TradeStation’s fiscal year is from April 1 through March 31.
[2]	A “Trading Day” means each day during the period presented that trading is open on NYSE and NASDAQ markets. A day on which such markets close early, such as the Friday after Thanksgiving, is counted as half a day.
[3]	“Total Customer Accounts” is the number of customer brokerage accounts with a positive account balance at the end of the period presented.
[4]	“Gross New Accounts” is the total number of approved customer brokerage accounts funded during the period presented, and includes accounts funded during the period presented that were opened and approved (but not funded) in a prior period, as well as accounts that were opened and funded in a prior period, but then went to a zero balance and were subtracted from Total Customer Accounts, but then were again funded during the period presented.
[5]	“Total Customer Assets” is total cash and assets held in customer brokerage accounts at the end of the period presented.
[6]	“Total Customer Cash” is the aggregate cash held in customer brokerage accounts (equities and futures accounts – no cash is held in customer cryptocurrency accounts) at the end of the period presented.
[7]	“DARTs” means daily average revenue trades made by our customers. A revenue trade means one completed customer equities, options, futures, or crypto trade, regardless of the number of shares, contracts, or units included in such trade, and includes trades completed under TradeStation’s “zero commission” plans (which are supported by payment-for-order-flow, or “PFOF,” revenue). Each “side” of a futures trade is counted as one revenue trade. Partial fills of an equities order on the same day are aggregated and counted as one revenue trade. DARTs are calculated by dividing the total number of revenue trades in the period presented by the total number of Trading Days in the period presented. DARTs is a general indicator, as each of the asset classes TradeStation offers has a different fee structure and level of profitability.